UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C.  20549

                          ____________________

                                FORM 8-K

                             CURRENT REPORT
                     Pursuant to Section 13 or 15(d)
                 Of the Securities Exchange Act of 1934




                             April 22, 2003
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            Date of report (Date of earliest event reported)



                           TierOne Corporation
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         (Exact name of registrant as specified in its charter)


        Wisconsin                     000-50015                 04-3638672
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(State or other jurisdiction         (Commission              (IRS Employer
of incorporation)                    File Number)           Identification No.)


1235 "N" Street, Lincoln, Nebraska                                 68508
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(Address of principal executive offices)                        (Zip Code)


                              (402) 475-0521
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           (Registrant's telephone number, including area code)


                              Not Applicable
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       (Former name or former address, if changed since last report)





ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

          The following exhibit is filed herewith.

          Exhibit Number          Description
          --------------          -----------

               99.1 Press Release dated April 22, 2003 announcing first quarter results



ITEM 9.   Regulation FD Disclosure
          ------------------------

     On April 22, 2003, TierOne Corporation (the "Company") reported its earnings for the quarter ended March 31, 2003.

     The information regarding the Company's results of operations and financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to Release No. 34-47583 of the U.S. Securities and Exchange Commission.

     For additional information, reference is made to the Company's press release dated April 22, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.















                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              TIERONE CORPORATION



    Date: April 23, 2003     By:  /s/ Gilbert G. Lundstrom
                                  ------------------------
                                  Gilbert G. Lundstrom
                                  Chairman of the Board and Chief
                                    Executive Officer




























                                   -3-



                              EXHIBIT INDEX




Exhibit Number              Description
--------------              -----------

99.1                        Press Release dated April 22, 2003